      HOLLYWOOD PARK, INC., SEPTEMBER 30, 1996, FORM 10-Q, EXHIBIT 10.20

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT


          THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT (this "Agreement"), is entered into as of the 18th day of July, 1996, by and among HP/COMPTON, INC., a California corporation (hereinafter called "Assignor"); CRYSTAL PARK HOTEL AND DEVELOPMENT COMPANY, LLC, a California limited liability company (hereinafter called "Assignee"); HOLLYWOOD PARK, INC., a Delaware corporation (hereinafter called "Guarantor"); and THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF COMPTON (the "Agency")


                               W I T N E S S E T H :
                               - - - - - - - - - -


     A. The Agency and Assignor are parties to that certain Amended and Restated Disposition and Development Agreement, Agreement of Purchase and Sale, and Lease with Option to Purchase, dated as of April 4, 1995 (the "DDA"), covering the real property described on Exhibit A hereto. The Agency and Assignor are also parties to those agreements set forth on Schedule 1 attached hereto (the "Related Agreements").

     B. Assignor is a wholly owned subsidiary of Guarantor. Assignee is a limited liability company comprised of Assignor, Redwood Gaming LLC and First Park Investments, LLC.

     C. Assignor now desires to assign to Assignee all of its right, title and interest under said DDA and the Related Agreements, and Agency is willing to consent to such assignment, provided Assignee executes this Agreement hereinafter, and provided Guarantor reaffirms that certain Guaranty, dated July 31, 1995, made by Guarantor in favor of Agency.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto do hereby agrees as follows:

          1.    ASSIGNMENT.  For value received, effective as of the date set
                ----------
forth above, Assignor hereby assigns to Assignee all of its right, title and interest in and to the DDA and the Related Agreements.

          2.    ASSUMPTION.  Effective as of the date set forth above, Assignee
                ----------
hereby accepts such assignment; acknowledges that it has read the DDA and the Related Agreements and understands all of the terms and provisions thereof; and hereby (a) assumes and agrees to perform all of the obligations of Assignor set forth in the DDA and the Related Agreements and (b) confirms each and all of the provisions of the DDA and the Related Agreements, except those rights and obligations expressly reserved unto CEI thereunder.

          3.    CONSENT.  Agency hereby consents to the aforementioned
                -------
assignment, provided, however, that such consent shall not be deemed a consent to any further or future assignment; nor shall such consent be deemed a waiver of the provisions of the DDA requiring the written consent of Agency to any assignment.

          4.    REAFFIRMATION OF GUARANTY AND CONSENT.  Guarantor hereby
                -------------------------------------
consents to the assignment and assumption set forth below. Guarantor hereby renews, reaffirms, ratifies and confirms the Guaranty and agrees that it shall remain in full force and effect.

          5.    SUCCESSORS AND ASSIGNS.  This Agreement, and each and all of the
                ----------------------
provisions hereof, shall inure to the benefit of, or bind, as the case may require, the parties hereto, and as well, their respective heirs, successors and assigns.

          6.    GOVERNING LAW.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

AGENCY:                             ASSIGNOR:

THE COMMUNITY REDEVELOPMENT         HP/COMPTON, INC, a California
AGENCY OF THE CITY OF COMPTON,        corporation
a public body, corporate and
politic
                                    By:  /s/ G. Michael Finnigan
By: /s/ Howard Caldwell                  --------------------------
   ------------------------              G. Michael Finnigan
Title: Excutive Secretary                Its:  Vice President



ATTEST:                             ASSIGNEE:

/s/ Charles Davis                   CRYSTAL PARK HOTEL AND
---------------------------         DEVELOPMENT COMPANY, LLC,
  Secretary                         a California limited liability company


                                    By:  HP/COMPTON, INC., a
                                         California corporation,
                                         Manager


                                    By:  /s/ G. Michael Finnigan
                                         ---------------------------
                                         G. Michael Finnigan
                                         Its:  Vice President


                                    GUARANTOR:

                                    HOLLYWOOD PARK, INC., a
                                    Delaware corporation


                                    By:  /s/ G. Michael Finnigan
                                         ---------------------------
                                         G. Michael Finnigan
                                         Its: President, Sports &
                                         Entertainment

                                      -2-